UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 15, 2007
(Date of earliest event reported)
Quest Resource Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification No.)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive office)(Zip Code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
General
     As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 1, 2007, our subsidiary, Quest Energy Partners, L.P. (“Quest Energy Partners”), commenced its initial public offering of common units representing limited partner interests on October 31, 2007 (the “Offering”).
Contribution, Conveyance and Assumption Agreement.
     On November 15, 2007, we entered into the Contribution Agreement with Quest Energy Partners, Quest Energy GP, LLC (“Quest Energy GP”) Quest Cherokee, LLC (“Quest Cherokee”), Quest Oil & Gas, LLC (“QO&G”) and Quest Energy Service, LLC (“QES”) as more fully described in Quest Energy Partners’s final prospectus (the “Prospectus”), dated November 8, 2007 (File No. 333-144716) and filed on November 9, 2007 with the Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended. At the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:
•	the contribution of Quest Cherokee and its subsidiary to Quest Energy Partners;

•	the issuance of 431,827 General Partner Units and the incentive distribution rights to Quest Energy GP and the continuation of its 2.0% general partner interest in Quest Energy Partners;

•	the issuance of 3,201,521 Common Units and 8,857,981 Subordinated Units to us; and

•	we and our affiliates on the one hand, and Quest Cherokee and Quest Energy Partners on the other, agreed to indemnify the other from and against all losses suffered or incurred by reason of or arising out of certain legal proceedings.
     These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. As noted below, we have certain relationships with certain parties to the Contribution Agreement.
     A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.
Omnibus Agreement
     On November 15, 2007, we entered into an Omnibus Agreement (the “Omnibus Agreement”) with Quest Energy Partners and Quest Energy GP. As more fully described in Quest Energy Partners’s Prospectus, the Omnibus Agreement governs Quest Energy Partners’s relationship with us and our affiliates regarding the following matters:
(i)	reimbursement of certain insurance, operating and general and administrative expenses incurred on behalf of Quest Energy Partners;

(ii)	indemnification for certain environmental liabilities, tax liabilities, title defects and other losses in connection with assets;

(iii)	a license for the use of the Quest name and mark; and

(iv)	Quest Energy Partners’ right to purchase from us and our affiliates certain assets that we and our affiliates acquire within the Cherokee Basin.
     Our maximum liability for our environmental indemnification obligations will not exceed $5 million, and we will not have any indemnification obligation for environmental claims or title defects until Quest Energy Partners’s aggregate losses exceed $500,000.

     Any or all of the provisions of the Omnibus Agreement, other than the indemnification provisions described above, will be terminable by us at our option if Quest Energy GP is removed without cause as the general partner of Quest Energy Partners and units held by Quest Energy GP and its affiliates are not voted in favor of that removal. The Omnibus Agreement will also terminated in the event of a change of control of Quest Energy Partners or Quest Energy GP.
     A copy of the Omnibus Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Quest Cherokee Credit Facility
     In addition, on November 15, 2007, we entered into an Amended and Restated Credit Agreement (the “Quest Cherokee Credit Agreement”), as the initial co-borrower, with Quest Cherokee, as the borrower, Quest Energy Partners, as a guarantor, Royal Bank of Canada, as administrative agent and collateral agent (“RBC”), KeyBank National Association, as documentation agent and the lenders party thereto. We and Quest Cherokee had previously been parties to the following credit agreements with Guggenheim Corporate Funding, LLC (“Guggenheim”): (i) Amended and Restated Senior Credit Agreement, dated February 7, 2006, as amended; (ii) Amended and Restated Second Lien Term Loan Agreement, dated June 9, 2006, as amended; and (iii) Third Lien Term Loan Agreement, dated June 9, 2006, as amended (collectively, the “Prior Credit Agreements”). Guggenheim and the lenders under the Prior Credit Agreements assigned all of their interests and rights (other than certain excepted interests and rights) in the Prior Credit Agreements to RBC and the new lenders under the Quest Cherokee Credit Agreement pursuant to a Loan Transfer Agreement, dated November 15, 2007, by and among us, Quest Cherokee, QO&G, QES, Quest Cherokee Oilfield Service, LLC (“QCOS”), Guggenheim, Wells Fargo Foothill, Inc., the lenders under the Prior Credit Agreements and RBC. The Quest Cherokee Credit Agreement amended and restated the Prior Credit Agreements in their entirety.
     The credit facility under the Quest Cherokee Credit Agreement consists of a five-year $250 million revolving credit facility. Availability under the revolving credit facility is tied to a borrowing base that will be redetermined by RBC and the lenders every six months taking into account the value of Quest Cherokee’s proved reserves. In addition, Quest Cherokee and RBC each have the right to initiate a redetermination of the borrowing base between each six-month redetermination. As of November 15, 2007, the borrowing base was $160 million, and the amount borrowed under the Quest Cherokee Credit Agreement was $75 million. Additionally at such time, we were released as a borrower under the Quest Cherokee Credit Agreement.
     Quest Cherokee will pay a quarterly revolving commitment fee equal to 0.30% to 0.50% (depending on the utilization percentage) of the actual daily amount by which the lesser of the aggregate revolving commitment and the borrowing base exceeds the sum of the outstanding balance of borrowings and letters of credit under the revolving credit facility.
     In general, interest will accrue on the revolving credit facility at either LIBOR plus a margin ranging from 1.25% to 1.875% (depending on the utilization percentage) or the base rate plus a margin ranging from 0.25% to 0.875% (depending on the utilization percentage). The revolving credit facility may be prepaid, without any premium or penalty, at any time. The base rate is generally the higher of the federal funds rate plus 0.50% or RBC’s prime rate.
     Quest Energy Partners and QCOS will guarantee all of Quest Cherokee’s obligations under the Quest Cherokee Credit Agreement. The revolving credit facility will be secured by a first priority lien on substantially all of the assets of Quest Energy Partners, Quest Cherokee and QCOS.
     The Quest Cherokee Credit Agreement provides that all obligations arising under the loan documents, including obligations under any hedging agreement entered into with lenders or their affiliates, will be secured pari passu by the liens granted under the loan documents.
     Quest Energy Partners, Quest Cherokee, Quest Energy GP and their subsidiaries are required to make certain representations and warranties that are customary for credit agreements of this type. The Quest Cherokee Credit Agreement also contains affirmative and negative covenants that are customary for credit agreements of this type. The covenants in the Quest Cherokee Credit Agreement include, without limitation, delivery of financial statements and other financial information; notice of defaults and certain other matters; payment of obligations; preservation of legal existence and good standing; maintenance of assets and business; maintenance of insurance; compliance with laws and contractual obligations; maintenance of books and records; permit inspection rights; use of proceeds; execution of guaranties by subsidiaries; perfecting security interests in after-acquired property; curing title defects; maintaining material leases; operation of properties; notification of change of purchasers of production; maintenance of fiscal year; limitations on liens; limitations on investments; limitations on hedging agreements; limitations on indebtedness; limitations on lease obligations; limitations on fundamental changes; limitations on dispositions of assets; limitations on restricted payments, distributions and redemptions; limitations on nature of business, capital expenditures and risk management; limitations on transactions with affiliates; limitations on burdensome agreements; and compliance with financial covenants.
     The Quest Cherokee Credit Agreement’s financial covenants prohibit Quest Cherokee, Quest Energy Partners and any of their subsidiaries from:
•	permitting the ratio (calculated based on the most recently delivered compliance certificate) of Quest Energy Partners’s consolidated current assets (including the unused amount of the borrowing base, but excluding non-cash assets under FAS 133) to consolidated current liabilities (excluding non-cash obligations under FAS 133, asset and asset retirement obligations and current maturities of indebtedness under the Quest Cherokee Credit Agreement) at any fiscal quarter-end, commencing with the quarter ended December 31, 2007, to be less than 1.0 to 1.0; provided, however, that current assets and current liabilities shall exclude mark-to-market values of swap contracts, to the extent such values are included in current assets and current liabilities;

•	permitting the ratio (calculated on the most recently delivered compliance certificate) of adjusted consolidated EBITDA to consolidated interest charges at any fiscal quarter-end, commencing with the quarter ended December 31, 2007, to be less than 2.5 to 1.0 measured on a rolling four quarter basis; provided that for the periods ending December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, such calculations shall be done on a pro forma basis; and

•	permitting the ratio (calculated based on the most recently delivered compliance certificate) of consolidated funded debt to adjusted consolidated EBITDA at any fiscal quarter-end, commencing with the quarter ended December 31, 2007, to be greater than 3.5 to 1.0 measured on a rolling four quarter basis; provided that the for the periods ending December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, such calculations shall be done on a pro forma basis.
     Adjusted consolidated EBITDA is defined in the Quest Cherokee Credit Agreement to mean the sum of (i) consolidated EBITDA plus (ii) the distribution equivalent amount (for each fiscal quarter of Quest Energy Partners, the amount of cash paid to the members of Quest Energy GP’s management group and non-management directors with respect to restricted common units, bonus units and/or phantom units of Quest Energy Partners that are required under GAAP to be treated as compensation expense prior to vesting (and which, upon vesting, are treated as limited partner distributions under GAAP)).
     Consolidated EBITDA is defined in the Quest Cherokee Credit Agreement to mean for Quest Energy Partners and its subsidiaries on a consolidated basis, an amount equal to the sum of (i) consolidated net income, (ii) consolidated interest charges, (iii) the amount of taxes, based on or measured by income, used or included in the determination of such consolidated net income, (iv) the amount of depreciation, depletion and amortization expense deducted in determining such consolidated net income, and (v) other non-cash charges and expenses, including, without limitation, non-cash charges and expenses relating to swap contracts or resulting from accounting convention changes, of Quest Energy Partners and its subsidiaries on a consolidated basis, all determined in accordance with GAAP.
     Consolidated interests charges is defined to mean for Quest Energy Partners and its subsidiaries on a consolidated basis, the excess of (i) the sum of (a) all interest, premium payments, fees, charges and related expenses of Quest Energy Partners and its subsidiaries in connection with indebtedness (net of interest rate swap contract settlements) (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of Quest Energy Partners and its subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP over (ii) all interest income for such period.
     Consolidated funded debt is defined to mean for Quest Energy Partners an its subsidiaries on a consolidated basis, the sum of (i) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including obligations under the New Credit Agreement, but excluding all reimbursement obligations relating to outstanding but undrawn letters of credit), (ii) attributable indebtedness pertaining to capital leases, (iii) attributable indebtedness pertaining to synthetic lease obligations, and (iv) without duplication, all guaranty obligations with respect to indebtedness of the type specified in subsections (i) through (iii) above.
     Events of default under the Quest Cherokee Credit Agreement are customary for transactions of this type and include, without limitation, non-payment of principal when due, non-payment of interest, fees and other amounts for a period of three business days after the due date, failure to perform or observe covenants and agreements (subject to a 30-day cure period in certain cases), representations and warranties not being correct in any material respect when made, certain acts of bankruptcy or insolvency, cross defaults to other material indebtedness, borrowing base deficiencies, and change of control. Under the Quest Cherokee Credit Agreement, a change of control means (i) we fail to own or to have voting control over at least 51% of the equity interest of Quest Energy GP, (ii) any person acquires beneficial ownership of 51% or more of the equity interest in Quest Energy Partners; (iii) Quest Energy Partners fails to own 100% of the equity interests in Quest Cherokee, or (iv) we undergo a change in control (the acquisition by a person, or two or more persons acting in concert, of beneficial ownership of 50% or more of our outstanding shares of voting stock, except for a merger with and into another entity where the other entity is the survivor if our stockholders of record immediately preceding the merger hold more than 50% of the outstanding shares of the surviving entity.
     This summary of the Quest Cherokee Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions in the Quest Cherokee Credit Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Our Credit Facility
     Upon our release as a borrower under the Quest Cherokee Credit Agreement, we entered into a Credit Agreement (the “New Credit Agreement”), as the borrower, with RBC, as administrative agent and collateral agent, and the lenders party thereto. The credit facility under the New Credit Agreement consists of a three-year $50 million revolving credit facility. Availability under the revolving credit facility is tied to a borrowing base (which will be equal to 50% of the market value of common or subordinated units of Quest Energy Partners and Quest Midstream Partners, L.P.) that will be redetermined each quarter by reference to the most recent compliance certificate delivered to RBC. As of November 15, 2007, the borrowing base was $50 million, and the amount borrowed under the New Credit Agreement was $44 million.
     We may, from time to time, request an increase in the $50 million commitment by an amount in the aggregate not exceeding $30 million. However, the lenders are under no obligation to increase the revolving credit facility upon such request.
     We will pay a quarterly revolving commitment fee equal to 0.50% of the actual daily amount by which the lesser of the aggregate revolving commitment and the borrowing base exceeds the sum of the outstanding balance of borrowings and letters of credit under the revolving credit facility.
     In general, interest will accrue on the revolving credit facility at either LIBOR plus a margin ranging from 2.50% to 3.00% (depending on the leverage ratio) or the base rate plus a margin ranging from 1.50% to 2.00% (depending on the leverage ratio), at our option. The revolving credit facility may be prepaid, without any premium or penalty, at any time. The base rate is generally the higher of the federal funds rate plus 0.50% or RBC’s prime rate.
     QO&G and QES will guarantee all of our obligations under the New Credit Agreement. The revolving credit facility will be secured by a first priority lien on substantially all of our assets and the assets of our subsidiaries (excluding Quest Midstream Partners, L.P, Quest Midstream GP, LLC and each of their subsidiaries and Quest Energy Partners, Quest Energy GP and each of their subsidiaries, collectively the “Excluded MLP Entities”).

     The New Credit Agreement provides that all obligations arising under the loan documents, including obligations under any hedging agreement entered into with lenders or their affiliates, will be secured pari passu by the liens granted under the loan documents.
     We and our subsidiaries (excluding the Excluded MLP Entities) are required to make certain representations and warranties that are customary for credit agreements of this type. The New Credit Agreement also contains affirmative and negative covenants that are customary for credit agreements of this type. The covenants in the New Credit Agreement include, without limitation, delivery of financial statements and other financial information; notice of defaults and certain other matters; payment of obligations; preservation of legal existence and good standing; maintenance of assets and business; maintenance of insurance; compliance with laws and contractual obligations; maintenance of books and records; permit inspection rights; use of proceeds; execution of guaranties by subsidiaries; perfecting security interests in after-acquired property; maintenance of fiscal year; limitations on liens; limitations on investments; limitation on hedging agreements; limitations on indebtedness; limitations on lease obligations; limitations on fundamental changes; limitations on dispositions of assets; limitations on restricted payments, distributions and redemptions; limitations on nature of business, capital expenditures and risk management; limitations on transactions with affiliates; limitations on burdensome agreements; and compliance with financial covenants.
     The New Credit Agreement’s financial covenants prohibit us and any of our subsidiaries (excluding the Excluded MLP Entities) from:
•	permitting the ratio (calculated based on the most recently delivered compliance certificate) of consolidated EBITDA for the four fiscal quarters ending on the applicable determination date (or consolidated annualized EBITDA for periods ending on or before December 31, 2008) to consolidated interest charges for the four fiscal quarters ending on the applicable determination date (or consolidated annualized interest charges for periods ending on or before December 31, 2008) at any fiscal quarter-end, commencing with the quarter-ended March 31, 2008, to be less than 3.0 to 1.0.

•	permitting the ratio (calculated based on the most recently delivered compliance certificate) of consolidated funded debt to consolidated EBITDA for the four fiscal quarters ending on the applicable determination date or (consolidated annualized EBITDA for periods ending on or before December 31, 2008) at any fiscal quarter-end, commencing with the fiscal quarter ending March 31, 2008, to be greater than 3.0 to 1.0.
     Consolidated EBITDA is defined in the New Credit Agreement to mean for us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, an amount equal to the sum of (i) consolidated net income, (ii) consolidated interest charges, (iii) the amount of taxes, based on or measured by income, used or included in the determination of consolidated net income, (iv) the amount of depreciation, depletion and amortization expense deducted in determining consolidated net income, and (v) other non-cash charges and expenses, including, without limitation, non-cash charges and expenses related to swap contracts or resulting from accounting convention changes, of us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, all determined in accordance with GAAP.
     Consolidated annualized EBITDA means, for us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, (i) for the fiscal quarter ended March 31, 2008, consolidated EBITDA for the three month period ended March 31, 2008 multiplied by 4, (ii) for the fiscal quarter ended June 30, 2008, consolidated EBITDA for the six month period ended June 30, 2008 multiplied by 2, (iii) for the fiscal quarter ended September 30, 2008, consolidated EBITDA for the nine month period ended September 30, 2008 multiplied by 1.33, and (iv) for the fiscal quarter ended December 31, 2008, consolidated EBITDA for the twelve month period ended December 31, 2008.
     Consolidated interest charges is defined to mean for us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, the sum of (i) all interest, premium payments, fees, charges and related expenses of us and our subsidiaries (excluding the Excluded MLP Entities) in connection with indebtedness (net of interest rate swap contract settlements) (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP, and (ii) the portion of rent expense of us and our subsidiaries (excluding the Excluded MLP Entities) with respect to any period under capital leases that is treated as interest in accordance with GAAP.
     Consolidated annualized interest charges is defined to mean for us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, (i) for the fiscal quarter ended March 31, 2008, consolidated interest charges for the three month period ended March 31, 2008 multiplied by 4, (ii) for the fiscal quarter ended June 30, 2008, consolidated interest charges for the six month period ended June 30, 2008 multiplied by 2, (iii) for the fiscal quarter ended September 30, 2008, consolidated interest charges for the nine month period ended September 30, 2008 multiplied by 1.33, and (iv) for the fiscal quarter ended December 31, 2008, consolidated interest charges for the twelve month period ended December 31, 2008.
     Consolidated funded debt means, for us and our subsidiaries (excluding the Excluded MLP Entities) on a consolidated basis, the sum of (i) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including obligations under the New Credit Agreement), (ii) all reimbursement obligations relating to letters of credit that have been drawn and remain unreimbursed, (iii) attributable indebtedness pertaining to capital leases, (iv) attributable indebtedness pertaining to synthetic lease obligations, and (v) without duplication, all guaranty obligations with respect to indebtedness of the type specified in subsections (i) through (v) above.
     Events of default under the New Credit Agreement are customary for transactions of this type and include, without limitation, non-payment of principal when due, non-payment of interest, fees and other amounts for a period of three business days after the due date, failure to perform or observe covenants and agreements (subject to a 30-day cure period in certain cases), representations and warranties not being correct in any material respect when made, certain acts of bankruptcy or insolvency, cross defaults to other material indebtedness, and change of control. Under the New Credit Agreement a change of control means the acquisition by any person, or two or more persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of our outstanding shares of voting stock; provided, however, that a merger of us into another entity in which the other entity is the survivor shall not be deemed a change of control if our stockholders of record as constituted immediately prior to such acquisition hold more than 50% of the outstanding shares of voting stock of the surviving entity.
     This summary of the New Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions in the New Credit Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Assignment and Assumption Agreement
     On November 15, 2007, we entered into an Assignment and Assumption Agreement (the “Assignment”) with Bluestem Pipeline, LLC (“Bluestem”) and Quest Energy Partners, whereby we assigned all of our rights in that certain Midstream Services and Gas Dedication Agreement, dated as of December 22, 2006, but effective as of December 1, 2006, as amended by Amendment No. 1 to the Midstream Services and Gas Dedication Agreement, dated as of August 9, 2007 (the “Midstream Services Agreement”), to Quest Energy Partners, and Quest Energy Partners assumed all of our liabilities and obligations arising under the Midstream Services Agreement from and after the assignment. Under the Assignment, we were released from all liabilities and obligations, other than those arising out of any breach of the Midstream Services Agreement by us occurring prior to the assignment. Additionally, we agreed to indemnify Quest Energy Partners from and against any losses, liabilities or damages that Quest Energy Partners may incur by reason of any breach of the Midstream Services Agreement occurring or accruing prior to the closing of the Offering.
     This summary of the Assignment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of the Assignment, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Amended Limited Partnership Agreement
     On November 15, 2007, we and Quest Energy GP entered into a First Amended and Restated Agreement of Limited Partnership of Quest Energy Partners in connection with the Offering. A description of the First Amended and Restated Agreement of Limited Partnership of Quest Energy Partners, L.P. (the “LP Amendment”) is contained in the section of the Prospectus entitled, “The Partnership Agreement”, and the other sections of the Prospectus mentioned in such section and is incorporated herein by reference.
     This summary is subject to, and is qualified in its entirety by, reference to all of the provisions of the LP Amendment, a copy of which was filed as Exhibit 3.1 to a Current Report on Form 8-K filed by Quest Energy Partners with the Commission on November 21, 2007, and incorporated herein by reference.
Relationships
     Each of Quest Energy Partners, Quest Energy GP and the other parties to the Contribution Agreement, the Omnibus Agreement, and Midstream Services Agreement are our direct or indirect subsidiaries. As a result, certain individuals, including our officers and directors, serve as officers and/or directors of more than one of such entities.
     Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with Quest Energy Partners, us and our affiliates. They have received customary fees and commissions for these transactions. RBC, an affiliate of RBC Capital Markets Corporation, is the administrative agent and a lender under Quest Midstream Partners, L.P.’s (“Quest Midstream Partners”) credit facility and is the administrative agent and a lender under the Quest Cherokee Credit Agreement and our New Credit Agreement. RBC Capital Markets Corporation acted as the lead arranger and sole bookrunner for Quest Midstream Partners’s credit facility, Quest Cherokee’s Credit Agreement, and our New Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The descriptions of the Quest Cherokee Credit Agreement and the New Credit Agreement included above under Item 1.01 are incorporated in this Item 2.03 by reference. Copies of the Quest Cherokee Credit Agreement and the New Credit Agreement are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.
Item 9.01     Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated as of November 15, 2007, by and among Quest Energy Partners, L.P., Quest Energy GP, LLC, Quest Resource Corporation, Quest Cherokee, LLC, Quest Oil & Gas, LLC, and Quest Energy Service, LLC.

Exhibit 10.2	Omnibus Agreement, dated as November 15, 2007, by and among Quest Energy Partners, L.P., Quest Energy GP, LLC and Quest Resource Corporation.

Exhibit 10.3	Amended and Restated Credit Agreement, dated as of November 15, 2007, by and among Quest Resource Corporation, as the Initial Co-Borrower, Quest Cherokee, LLC, as the Borrower, Quest Energy Partners, L.P., as a Guarantor, Royal Bank of Canada, as Administration Agent and Collateral Agent, KeyBank National Association, as Documentation Agent, and the lenders from time to time party thereto.

Exhibit 10.4	Credit Agreement, dated as of November 15, 2007, by and among Quest Resource Corporation, as the Borrower, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the lenders from time to time party thereto.

Exhibit 10.5	Assignment and Assumption Agreement, dated as of November 15, 2007, by and among Quest Resource Corporation, Quest Energy Partners, L.P. and Bluestem Pipeline, LLC.

Exhibit 10.6	Loan Transfer Agreement, dated as of November 15, 2007, by and among Quest Resource Corporation, Quest Cherokee, LLC, Quest Oil & Gas, LLC, Quest Energy Service, Inc., Quest Cherokee Oilfield Service, LLC, Guggenheim Corporate Funding, LLC, Wells Fargo Foothill, Inc., and Royal Bank of Canada.

Exhibit 10.7	Guaranty for Credit Agreement by Quest Oil & Gas, LLC and Quest Energy Service, LLC in favor of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.8	Pledge and Security Agreement for Credit Agreement by Quest Energy Service, LLC for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.9	Pledge and Security Agreement for Credit Agreement by Quest Oil & Gas, LLC for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.10	Pledge and Security Agreement for Credit Agreement by Quest Resource Corporation for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.11	Guaranty for Amended and Restated Credit Agreement by Quest Energy Partners, L.P. in favor of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.12	Guaranty for Amended and Restated Credit Agreement by Quest Cherokee Oilfield Service, LLC in favor of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.13	Pledge and Security Agreement for Amended and Restated Credit Agreement by Quest Energy Partners, L.P. for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.14	Pledge and Security Agreement for Amended and Restated Credit Agreement by Quest Cherokee Oilfield Service, LLC for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.15	Pledge and Security Agreement for Amended and Restated Credit Agreement by Quest Cherokee, LLC for the benefit of Royal Bank of Canada, dated as of November 15, 2007.

Exhibit 10.16	First Amended and Restated Agreement of Limited Partnership of Quest Energy Partners, L.P., dated November 15, 2007, by and between Quest Resource Corporation and Quest Energy GP, LLC (incorporated herein by reference to Exhibit 3.1 to Quest Energy Partners, L.P.’s Current Report on Form 8-K (File No. 001-33787) filed on November 21, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
By:	/s/ Jerry D. Cash
Jerry D. Cash
Chief Executive Officer

     Date: November 21, 2007